   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1999.

                                                               FILE NO. 33-44293
                                                               FILE NO. 811-6488
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933            /X/

                             PRE-EFFECTIVE AMENDMENT           / /
                         POST-EFFECTIVE AMENDMENT NO. 9        /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940        /X/


                                AMENDMENT NO. 11               /X/

                                     CUFUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               C/O CT CORPORATION
                                 2 OLIVER STREET
                           BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734

                                  MARK E. NAGLE
                           C/O SEI INVESTMENTS COMPANY
                                 OAKS, PA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:
      RICHARD W. GRANT, ESQUIRE        FRANCIS C. LEE
      MORGAN, LEWIS & BOCKIUS LLP      SOUTHWEST CORPORATE FEDERAL CREDIT UNION
      1701 MARKET STREET               7920 BELT LINE ROAD, SUITE 1100
      PHILADELPHIA, PA  19103          DALLAS, TX 75240

      IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

      /X/    IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
      / /    ON [DATE] PURSUANT TO PARAGRAPH (b)
      / /    60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) (1)
      / /    75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) (2)
      / /    ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     CUFUND
                                     ------
                                     ------





                                   PROSPECTUS
                                     9/30/99


--------------------------------------------------------------------------------
                          SHORT-TERM MATURITY PORTFOLIO

                                        -

                            ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------

















                               INVESTMENT ADVISER
                                  CUSOURCE, LLC


         These securities have not been approved or disapproved by the
           Securities and Exchange Commission nor has the Commission
            passed upon the accuracy or adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------


CUFUND is a mutual fund that offers shares in separate investment portfolios ("Portfolios") solely to federally and state chartered credit unions. The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE BOX BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN WHICH IS COMMON TO EACH OF THE PORTFOLIOS. FOR MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

                                                                            PAGE
PRINCIPAL INVESTMENT STRATEGIES AND RISKS, PERFORMANCE
  INFORMATION AND EXPENSES
      SHORT-TERM MATURITY PORTFOLIO ......................................     2
      ADJUSTABLE RATE PORTFOLIO  .........................................     4
MORE INFORMATION ABOUT RISK ..............................................     6
MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS .............................     6
THE INVESTMENT ADVISER ...................................................     6
PORTFOLIO MANAGERS .......................................................     7
PURCHASING AND SELLING PORTFOLIO SHARES ..................................     7
DIVIDENDS AND DISTRIBUTIONS ..............................................     8
TAXES ....................................................................     8
FINANCIAL HIGHLIGHTS .....................................................     9
HOW TO OBTAIN MORE INFORMATION ABOUT CUFUND ........................  BACK COVER


                RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Portfolio, just as you could with other investments.

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. The prices of the Portfolio's fixed income securities respond to economic and other developments, particularly interest rate changes. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities tend to provide higher yields than shorter-term securities but are also generally more sensitive to interest rate changes, so the average maturity or duration of these securities affects volatility. Perceptions about the creditworthiness of individual issuers can also have an effect on fixed income securities because of the possibility that an issuer will be unable to make timely payments of either principal or interest.

Both Portfolios invest in mortgage-backed securities. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolios may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------------


PORTFOLIO SUMMARY
-------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL ......................  High level of income consistent with safety of capital

INVESTMENT FOCUS .....................  Short-term fixed income securities

SHARE PRICE VOLATILITY ...............  Low

PRINCIPAL INVESTMENT STRATEGY ........  Investing in short-term mortgage-backed securities issued by the
                                        U.S. government or private issuers

INVESTOR PROFILE .....................  Investors seeking a high level of income who are willing to accept the risks of investing in mortgage-backed securities
-------------------------------------------------------------------------------------------------------------

INVESTMENT STRATEGY OF THE SHORT-TERM MATURITY PORTFOLIO

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the Federal Credit Union Act. The Short-Term Maturity Portfolio invests primarily (at least 65% of its assets) in mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government, or if backed by private issuers, rated in one of the top two rating categories by nationally recognized ratings organizations. The Portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages. The average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between one and three years.

In selecting securities for the Portfolio, the Adviser considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Adviser will monitor changing economic conditions and trends, including interest rates, in order to identify opportunities to buy securities which may enhance the yield of the Portfolio. The Adviser may sell any security prior to its maturity if other available securities are expected to enhance yield balanced with the Adviser's judgment as to a desirable portfolio maturity or if selling a security is believed to be advisable due to other circumstances or considerations, such as in anticipation of a market decline.

PRINCIPAL RISKS OF INVESTING IN THE SHORT-TERM MATURITY PORTFOLIO

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Portfolio.

The privately issued mortgage-backed securities that the Portfolio invests in are not issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity which provides credit enhancement could cause losses to the Portfolio and affect its share price.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Portfolio is also subject to the risk that short-term mortgage-backed securities may underperform other fixed income market segments or the fixed income markets as a whole.

--------------------------------------------------------------------------------


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the Portfolio's performance from year to year.*

                       1993                   4.55%
                       1994                  -0.63%
                       1995                   9.90%
                       1996                   5.37%
                       1997                   5.77%
                       1998                   6.07%

                    BEST QUARTER          WORST QUARTER
                       3.14%                 -1.02%
                     (3/31/95)              (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/99 TO 6/30/99 WAS 2.11%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998 TO THOSE OF THE 1 YEAR CONSTANT MATURITY TREASURY.

                                                          SINCE
                                     1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term Maturity Portfolio         6.07%    5.24%     5.04%*
1 Year Constant Maturity Treasury     5.17%    5.63%     5.14%**
--------------------------------------------------------------------------------

 * SINCE 6/15/92
** SINCE 6/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 1 Year Constant Maturity Treasury is a widely recognized indicator of the performance of actively traded U.S. Treasury securities.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees ...........................................   .32%
Other Expenses .....................................................   .29%
--------------------------------------------------------------------------------
Total Annual Portfolio
     Operating Expenses ............................................   .61%*
--------------------------------------------------------------------------------

* THE PORTFOLIO'S TOTAL ACTUAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

     SHORT-TERM MATURITY PORTFOLIO .................................   .39%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
          $62             $195             $340              $762

ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
-------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL ......................  High level of current income while reducing principal volatility

INVESTMENT FOCUS .....................  Short-term fixed income securities

SHARE PRICE VOLATILITY ...............  Low

PRINCIPAL INVESTMENT STRATEGY ........  Investing in short-term mortgage-backed securities issued by the
                                        U.S. government or private issuers

INVESTOR PROFILE .....................  Investors seeking a high level of income who are willing to accept the risks of investing in adjustable rate mortgage-backed securities
-------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGY OF THE ADJUSTABLE RATE PORTFOLIO

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the Federal Credit Union Act. The Adjustable Rate Portfolio invests primarily (at least 65% of its assets) in adjustable rate mortgage-backed securities ("ARMs") issued or guaranteed as to payment of principal and interest by the U.S. government or, if backed by private issuers, rated in one of the top two rating categories by nationally recognized ratings organizations. The Portfolio will invest at least 25% of its assets in ARMs that are backed by private issuers. The average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between one and five years.

In selecting securities for the Portfolio, the Adviser considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Adviser will monitor changing economic conditions and trends, including interest rates, in order to identify opportunities to buy securities which may enhance the yield of the Portfolio. The Adviser may sell any security prior to its maturity if other available securities are expected to enhance yield balanced with the Adviser's judgment as to a desirable portfolio maturity or if selling a security is believed to be advisable due to other circumstances or considerations, such as in anticipation of a market decline.

PRINCIPAL RISKS OF INVESTING IN THE ADJUSTABLE RATE PORTFOLIO

Adjustable rate mortgage-backed securities are fixed income securities representing an interest in a pool of underlying adjustable rate mortgage loans. These adjustable rate mortgages have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than fixed rate mortgage-backed securities or other fixed income securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates.

The privately issued mortgage-backed securities that the Portfolio invests in are not issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity which provides credit enhancement could cause losses to the Portfolio and affect its share price.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Portfolio is also subject to the risk that short to intermediate-term adjustable rate mortgage-backed securities may underperform other fixed income market segments or the fixed income markets as a whole.

--------------------------------------------------------------------------------


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the Portfolio's performance from year to year.*

                       1993                   4.33%
                       1994                   2.37%
                       1995                   8.16%
                       1996                   5.83%
                       1997                   5.93%
                       1998                   5.25%

                    BEST QUARTER          WORST QUARTER
                        2.42%                 0.37%
                     (3/31/95)             (12/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/99 TO 6/30/99 WAS 2.31%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998 TO THOSE OF THE 1 MONTH LIBOR INDEX.

                                                          SINCE
                                     1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Adjustable Rate Portfolio             5.25%    5.49%      5.15%*
1 Month LIBOR Index                   5.69%    5.58%      5.07%**
--------------------------------------------------------------------------------

 * SINCE 6/15/92
** SINCE 6/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 1 Month London Interbank Offer Rate is the interest rate that London banks charge each other on Eurodollar instruments with a one month duration and is a widely recognized indicator of short term interest rates.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees ...........................................   .32%
Other Expenses .....................................................   .28%
--------------------------------------------------------------------------------
Total Annual Portfolio
   Operating Expenses ..............................................   .60%*
--------------------------------------------------------------------------------

* THE PORTFOLIO'S TOTAL ACTUAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

     ADJUSTABLE RATE PORTFOLIO .....................................   .39%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
          $61             $192             $335              $750

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT RISK

YEAR 2000 RISK -- The Portfolios depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Portfolios could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Portfolios have asked their mission critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Portfolios. While such assurances have been received, the Portfolios and their shareholders may experience losses if these assurances prove to be incorrect or, as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Portfolios do business.

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

Shares of the Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act ("FCUA") and Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations ("NCUA Rules"). The Adviser intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Portfolios' investments, and, therefore, shares of the Portfolios, continue to qualify as eligible investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Portfolios' investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Portfolios may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, CUFUND encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Portfolios' shares are permissible investments for that credit union. While the Adviser will attempt to assure that the Portfolios follow the investment policies set forth herein, CUFUND cannot be responsible for compliance by participating state chartered credit unions with limitations on permissible investments to which they may be subject.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, we cannot guarantee that either Portfolio will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of CUFUND supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

CUSOURCE, LLC ("CUSOURCE") serves as the Adviser to the Portfolios and is located at 7920 Belt Line Road, Suite 1100, Dallas, TX 75240. CUSOURCE is a Texas limited liability company of which the sole member is Southwest Corporate Federal Credit Union a federally chartered corporate credit union. As of May 31, 1999, Southwest Corporate Federal Credit Union had total assets of approximately $4.4 billion, ranking it as the third largest corporate credit union in the United States. CUSOURCE was founded in 1998 and registered as an investment adviser as of January 1, 1999. As of May 31, 1999, CUSOURCE

--------------------------------------------------------------------------------


had credit union funds under advisement in its Investment Advisory Service of approximately $1.7 billion. For the fiscal period ended May 31, 1999, CUSOURCE received advisory fees of:

     SHORT-TERM MATURITY PORTFOLIO ........  0.10%
     ADJUSTABLE RATE PORTFOLIO ............  0.11%

PORTFOLIO MANAGERS

The Portfolios are managed by Bruce M. Fox and Marty L. Robertson. Mr. Fox is the Chief Investment Officer of CUSOURCE and joined the Adviser in 1990. Mr. Fox has served as portfolio manager of the Short-Term Maturity Portfolio since August 1994 and the Adjustable Rate Portfolio since September 1996. He is responsible for management of CUSOURCE's funds management area.

Mr. Robertson is a Senior Investment Adviser for CUSOURCE and has co-managed the Portfolios with Mr. Fox since August 1999. He has served as back up portfolio manager for the Portfolios since 1997. Since joining the Adviser in 1992, Mr. Robertson has been responsible for providing investment advisory services to approximately 24 credit unions.

PURCHASING AND SELLING PORTFOLIO SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Portfolios. Shares of the Portfolios are offered solely to federally and state chartered credit unions.

HOW TO PURCHASE PORTFOLIO SHARES

To purchase shares directly from us, please call 1-800-538-9683, and place your trade with an investor services representative.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a "Business Day").

A Portfolio may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

Each Portfolio calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Portfolio must generally receive your purchase order before 4:00 p.m., Eastern time and federal funds (readily available funds) before 12:00 p.m., Eastern time on the next Business Day.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of the net assets in the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price. If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $100,000 in either Portfolio. There is no minimum for subsequent investments. A Portfolio may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR PORTFOLIO SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting an investor services representative directly by telephone at 1-800-538-9683.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services.

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

--------------------------------------------------------------------------------


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds as promptly as possible and, in any event, within seven days after we receive your request. Your proceeds can be wired to your bank account.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, the Portfolio may redeem your shares. But, a Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares dividends daily and distributes its income monthly. Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing at least 15 days prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Portfolio may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF PORTFOLIO SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-538-9683.



FOR THE YEARS ENDED MAY 31,


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                  NET
                       NET                   REALIZED AND                                 NET
                      ASSET                   UNREALIZED     DIVIDENDS                   ASSET
                      VALUE         NET         GAINS        FROM NET       CAPITAL      VALUE
                    BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT       GAINS      END OF      TOTAL
                    OF PERIOD     INCOME      INVESTMENTS     INCOME     DISTRIBUTIONS  PERIOD     RETURN
------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
      1999            $  9.86       0.52          0.03         (0.53)          --     $  9.88      5.67%
      1998               9.80       0.53          0.06         (0.53)          --        9.86      6.17
      1997               9.76       0.52          0.04         (0.52)          --        9.80      5.90
      1996               9.73       0.52          0.03         (0.52)          --        9.76      5.73
      1995               9.59       0.50          0.14         (0.50)          --        9.73      6.92

Adjustable Rate Portfolio
      1999            $ 10.00       0.54         (0.06)        (0.54)          --     $  9.94      4.93%
      1998              10.01       0.56         (0.01)        (0.56)          --       10.00      5.63
      1997               9.96       0.57          0.05         (0.57)          --       10.01      6.36
      1996               9.94       0.59          0.02         (0.59)          --        9.96      6.29
      1995               9.96       0.53         (0.02)        (0.53)          --        9.94      5.25
------------------------------------------------------------------------------------------------------------

                                                                      RATIO OF NET
                                                           RATIO OF    INVESTMENT
                      NET                  RATIO OF NET    EXPENSES      INCOME
                    ASSETS     RATIO OF     INVESTMENT    TO AVERAGE   TO AVERAGE
                    END OF     EXPENSES       INCOME      NET ASSETS   NET ASSETS   PORTFOLIO
                    PERIOD    TO AVERAGE    TO AVERAGE    (EXCLUDING   (EXCLUDING   TURNOVER
                     (000)    NET ASSETS    NET ASSETS     WAIVERS)     WAIVERS)      RATE
-----------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
      1999          $ 28,326     0.39%        5.28%        0.61%         5.06%         130%
      1998            29,545     0.39         5.37         0.59          5.17           76
      1997            29,668     0.39         5.33         0.58          5.14           63
      1996            30,633     0.38         5.27         0.61          5.04           42
      1995            35,050     0.38         5.24         0.51          5.11           53

Adjustable Rate Portfolio
      1999          $117,581     0.39%        5.44%        0.60%         5.23%          35%
      1998           125,398     0.39         5.58         0.59          5.38           31
      1997           148,960     0.39         5.66         0.56          5.49           17
      1996           153,760     0.39         5.92         0.53          5.78           23
      1995           162,147     0.38         5.34         0.51          5.21            4
------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

                                      NOTES

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------

                                     CUFUND
                                     ------
                                     ------


                               INVESTMENT ADVISER
                                  CUSOURCE, LLC
                               7920 Belt Line Road
                                   Suite 1100
                                Dallas, TX 75240


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                              Washington, DC 20036

                   More information about CUFUND is available
                      without charge through the following:


                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI dated September 30, 1999, includes detailed information about CUFUND. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS
    These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.


                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

                                  BY TELEPHONE:
                               Call 1-800-538-9683

                              BY MAIL: Write to us
                                  CUSOURCE, LLC
                               7920 Belt Line Road
                                   Suite 1100
                                Dallas, TX 75240



   FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about CUFUND, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public
  Reference Room in Washington, DC (for information call 1-800-SEC-0330).
       You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission,
              Public Reference Section, Washington, DC 20549-6009.
        CUFUND's Investment Company Act registration number is 811-6488.



CUF-F-010-04

                                     CUFUND
                               INVESTMENT ADVISER:
                                  CUSOURCE, LLC

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of CUFUND (the "Trust") and should be read in conjunction with the Trust's Prospectus for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio dated September 30, 1999, as may be amended or supplemented from time to time. Capitalized terms used in this Statement of Additional Information have the same meaning as defined in the prospectus. A Prospectus may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, PA 19456, or by calling 1-800-538-9683.

                                TABLE OF CONTENTS


The Trust................................................................................. S-2
Investment Objectives and Policies of the Short-Term Maturity Portfolio................... S-2
Investment Objectives and Policies of the Adjustable Rate Portfolio....................... S-3
General Portfolio Management Practices.................................................... S-3
Description of Permitted Investments And Risk Factors .................................... S-5
Investment Limitations.................................................................... S-9
The Adviser............................................................................... S-12
The Administrator......................................................................... S-13
The Shareholder Servicing Agent........................................................... S-14
The Distributor........................................................................... S-14
Trustees and Officers of the Trust........................................................ S-14
Purchase and Redemption of Shares......................................................... S-16
Dividends................................................................................. S-17
Determination of Net Asset Value.......................................................... S-18
Performance............................................................................... S-18
Computation of Yield...................................................................... S-18
Calculation of Total Return............................................................... S-19
Federal Taxes............................................................................. S-19
State Taxes............................................................................... S-20
General Information....................................................................... S-21
Experts................................................................................... S-25
Financial Statements...................................................................... S-25
Appendix.......................................................................... ....... A- 1
Description of Ratings ................................................................... A- 1

September 30, 1999
[CUF-_-___-__]

THE TRUST

CUFUND (the "Trust") is a diversified, open-end management investment company, which was organized as a Massachusetts business trust on November 22, 1991. The Trust offers units of beneficial interest ("shares") in two portfolios ("Portfolios"), the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio. Each share of each Portfolio represents an undivided, proportionate interest in that Portfolio. Shares of the Trust are sold without a sales charge.

The Trust is offered solely to federally and state chartered credit unions. Shares of the Trust are designed to qualify as eligible investments for federal chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act (FCUA) and Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations (NCUA Rules). The Trust intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Trust's's investments, and, therefore, shares of the Trust, continue to qualify as eligible investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Trust's investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Trust may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, the Trust encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Trust's shares are permissible investments for the credit union. While the Adviser will attempt to assure that the Trust follows the investment policies set forth herein, the Trust cannot be responsible for compliance by participating state chartered credit unions with limitations to which they may be subject.


The Trust is designed as a convenient and economic vehicle for federally and state chartered credit unions seeking to obtain the yields available on short-term and adjustable rate investments authorized under the FCUA. The Trust offers credit unions an alternative to direct investments in eligible investments, with the intended financial advantage of quantity purchases. For example, a higher yield may be available when eligible investments are bought in substantial amounts. Investment in the Trust will relieve the credit unions of any of the investment and administrative problems usually associated with the direct purchase and investment management of these eligible investments, such as scheduling maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and sell, and separate principal and interest record keeping.


INVESTMENT OBJECTIVE AND POLICIES OF THE SHORT-TERM MATURITY PORTFOLIO

The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. There is no assurance that the Portfolio's investments objective will be met.

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the FCUA, consisting of: obligations issued or fully guaranteed as to principal and interest by the United Sates Government and its agencies or instrumentalities; certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by United Sates banks with total assets exceeding $1 billion, including comparable U.S. dollar denominated obligations of foreign branches of such banks; mortgage-backed securities; share certificates issued by corporate credit unions that operate in compliance with Part 704 of the NCUA Rules and are examined by the NCUA; repurchase agreements and reverse repurchase agreements involving securities that constitute permissible investments for the Portfolio; and federal funds. When market conditions are favorable, the Portfolio will be predominantly invested in mortgage-backed securities. See "General Portfolio Management Policies." For additional information regarding permitted investments of the Portfolio, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Short-Term Maturity Portfolio will maintain an average weighted maturity of three years or less. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."

INVESTMENT OBJECTIVE AND POLICIES OF THE ADJUSTABLE RATE PORTFOLIO

The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that the Portfolio's investment objective will be met.

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations authorized under the FCUA. The Adjustable Rate Portfolio will, under normal circumstances, invest at least 65% of its assets in adjustable rate mortgage securities (ARMs) or other adjustable rate securities that have interest rates which reset at periodic intervals. ARMs are pass-through certificates representing interest in a pool of adjustable rate mortgages . These adjustable rate mortgages and other adjustable rate securities have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than other debt securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates. For a description of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Adjustable Rate Portfolio expects to maintain an average weighted maturity of less than 5 years. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."

GENERAL PORTFOLIO MANAGEMENT POLICIES

The Adviser will seek to enhance the yield of each Portfolio by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Trust may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

Mortgage-backed securities purchased by a Portfolio will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if backed by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an NRSRO). The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association
(GNMA), Fannie Mae, and Federal Home Loan Mortgage Corporation (FHLMC). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of Fannie Mae and FHLMC are supported by the respective agency only. Guarantees of each Portfolio's securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares. Each portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Under normal circumstances, the Adjustable Rate Portfolio will invest at least 25% of its total assets in privately issued mortgage-backed securities (securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities), including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation) that is not responsible for the payment of principal and interest on such securities. While such securities are not obligations of a governmental entity and thus may bear a greater risk of nonpayment, the timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. As stated above, each Portfolio intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories.


For temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in the money market instruments described above and in the "Description of Permitted Investments and Risk Factors," and may hold a portion of its assets in cash. While each Portfolio expects to invest primarily in mortgage-backed securities, the Adviser may decide to reduce either Portfolio's holdings at a time when it believes mortgage-backed securities are trading at a high premium, experiencing high levels of prepayments, trading at historically narrow effective margins, or are otherwise less attractive investments with a risk of capital depreciation.


For the fiscal years ended May 31, 1999 and May 31, 1998, the portfolio turnover rates for the Short-Term Maturity Portfolio were 130% and 76% respectively, and for the Adjustable Rate Portfolio were 35% and 31%, respectively.

The Portfolios will not purchase any obligation of any bank or savings and loan association that does not qualify as a "Section 107(8) institution" under the FCUA and regulations thereunder.

Fluctuations in the price of securities held by a Portfolio will cause fluctuations in the net asset value of that Portfolio's shares.

Some of the permitted investments for the Portfolios may not be permitted investments for the particular state chartered credit unions. See "The Trust."

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolios:

BANKERS' ACCEPTANCES-Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT; SHARE CERTIFICATES-Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan associations in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Each Portfolio may also purchase share certificates issued by certain credit unions which cannot be traded in a secondary market. Such share certificates are considered to be illiquid securities and neither Portfolio may invest more than 15% of its net assets in illiquid securities. See "Non-Fundamental Policies."

FEDERAL FUNDS-Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight. Unsecured loans of federal funds may be made to U.S. banks and other Section 107(8) institutions, provided that:
1) the accounts of such banks are federally insured; 2) the interest received is at the market rate for federal funds transactions and 3) the transaction has a specified maturity or the Portfolio is able to require repayment at any time. Federal funds investments maturing in more than seven days are considered to be illiquid; a Portfolio will not invest more than 15% of its net assets in illiquid securities. See "Non-Fundamental Policies."

Loans of federal funds are not federally insured. In the event the borrower of federal funds enters into a bankruptcy or other insolvency proceedings, the lending Portfolio could experience delays and incur expenses in recovering cash. Further, the possibility exists that, in such an instance, the borrowing institution may not be able to repay the borrowed funds. A Portfolio will limit federal funds lending to those banks and other Section 107(8) institutions whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages, underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


          GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S.

     Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

          PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


          CMOs: CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate (LIBOR). The Trust may purchase fixed, adjustable or "floating" rate CMOs: (i) that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government: (ii) that are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities; (iii) that are collateralized by privately issued fixed rate or adjustable rate mortgages adhering to sufficient credit enhancements to achieve the highest rating by an NRSRO;
     (iv) whose price is estimated to change not more than 17 percent, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points; (v) whose expected average life is not greater than 10 years; (vi) whose average life would not extend by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; and (vii) whose average life would not shorten by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.


          REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

          PARALLEL PAY SECURITIES, PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs (PAC Bonds) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

          ESTIMATED AVERAGE LIFE: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. The Adviser performs median prepayment estimates in accordance with
     Section 703 of the revised NCUA Rules.

REPURCHASE AGREEMENTS-Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, although they are not considered to be loans under Section 107 of the FCUA, which generally limits federal credit unions to making loans only to members.

REVERSE REPURCHASE AGREEMENTS-Reverse repurchase agreements are agreements by which a Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act, and would also be considered to be borrowings under Section 107 of the FCUA.


TIME DEPOSITS-Time deposits are nonnegotiable receipts issued by a bank in exchange for a deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time;

however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

UNITED STATES GOVERNMENT AGENCIES-Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

UNITED STATES TREASURY OBLIGATIONS-U.S Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS).

VARIABLE AND FLOATING RATE INSTRUMENTS-Certain obligations purchased by each Portfolio may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices such as the Federal Reserve Composite Index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-The Portfolios may individually purchase or sell portfolio securities in when-issued or delayed delivery transactions. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are "fundamental policies" of each Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving, such securities) if as a result of such purchase more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements involving such securities; and further provided that the Adjustable Rate Portfolio will invest at least 25% of the value of its total assets in mortgage-backed securities which are not issued or guaranteed by the U.S. Government as described in the Prospectus, except when investing for temporary defensive purposes.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets, except that each Portfolio may enter into reverse repurchase agreements. Any borrowing will be done from a credit union, corporate credit union or bank (any borrowing over 5% will be from a bank) and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before the Portfolio makes additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; and (b) a Portfolio may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by paragraph (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this limitation shall not prohibit the purchase of securities of issuers that may invest in such obligations and debt securities secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

9. Purchase securities of other investment companies except for money market funds, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and then only as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolios own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of either Portfolio; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of either Portfolio. Investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and that investments in instruments issued by such entities are subject to the limitations set forth above unless the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulations or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, Trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1% of the shares or securities of such issuer and all such officers, Trustees, partners and directors owning more than 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

13. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two NRSROs, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

In addition,

14. CUFUND is not insured or insurable by the National Credit Union Share Insurance Fund.

15. CUFUND is not supervised or examined by NCUA and is not subject to NCUA oversight. It is the responsibility of each credit union investing in CUFUND to evaluate the appropriateness of the investment and the suitable level of concentration risk on their balance sheets.

16. Except for the initial shareholder, CUFUND investors are restricted to only credit unions. CUFUND will refuse all offers of investment arising from other non-credit union parties.

17. Each Portfolio of CUFUND will only invest in investments and engage in transactions permitted for natural person federal credit unions under Sections 107(7), 107(8) and 107(15) of the FCUA and Part 703 of the NCUA Rules and Regulations.

18. Any amendments, modifications or changes to these fundamental policies must be approved by the NCUA before becoming effective.

NON-FUNDAMENTAL POLICIES

Non-fundamental policies can be changed without Shareholder approval.

Each Portfolio may not:

1.   Invest in warrants.

2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at a price that approximates its carrying value by the Portfolio, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3.   Write or purchase puts, calls, options or combinations thereof.

4.   Acquire more than 10% of the voting securities of any one issuer.

5.   Invest in companies for the purpose of exercising control.

Credit unions that seek an independent certified accountant's opinion on their financial statements in accordance with generally accepted accounting principles
(GAAP) are required to account for investments in mutual funds such as CUFUND in accordance with Statements of Accounting Standards 115, Accounting for Certain Debt and Equity Securities. This disclosure is intended to comply with the substance of an NCUA requirement that the Adviser disclose the proper accounting treatment for Shareholders investing in the Trust.

The foregoing percentages concerning the investment limitations and non-fundamental policies of the Portfolios will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


THE ADVISER

The Trust and CUSOURCE, LLC (the Adviser) have entered into an investment advisory agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser makes the investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolio's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser for which the affiliate receives compensation.


The Adviser is a Texas limited liability company located at 7920 Belt Line Road, Suite 1100, Dallas, TX 75240. The sole member of the limited liability company is Southwest Corporate Federal Credit Union, the third largest corporate credit union in the United States. Founded in 1975, the Adviser provides credit unions with investment products and services; payment systems services; correspondent financial services; financial management information; and credit services. The Adviser registered as an investment adviser in 1989 and, as of May 31, 1999, had credit union funds under advisement in its Investment Advisory Service of approximately $1.83 billion.


The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

For the Short-Term Maturity Portfolio, for the fiscal years ended May 31, 1999, May 31, 1998 and May 31, 1997, the fees paid to the Adviser were $92,279, $94,844 and $96,481, respectively, of which $64,568, $58,416, and $57,725, were waived, respectively. For the Adjustable Rate Portfolio, for the fiscal years ended May 31, 1999, May 31, 1998 and May 31, 1997, the fees paid to the Adviser were $383,888, $417,610 and $477,404, respectively, of which $257,017, $258,218, and $159,760, were waived, respectively.


The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligation or duties under the Advisory Agreement.


The continuance of the Advisory Agreement, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the Administrator) and the Trust are parties to an administration agreement (the Administration Agreement). Under the terms of the Administration Agreement, the Administrator provides the Trust with overall administrative services (other than investment advisory services) including all necessary office space, equipment, personnel and facilities.

The Trust pays the Administrator a fee, which is calculated at an annual rate which is the greater of: (i) $250,000, or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million.

For the Short-Term Maturity Portfolio, for the fiscal years ended May 31, 1999, May 31, 1998 and May 31, 1997, the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $47,919, $39,341 and $35,873, respectively. For the Adjustable Rate Portfolio, for the fiscal years ended May 31, 1999, May 31, 1998 and May 31, 1997, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $187,484, $174,659 and $178,127, respectively.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement.

The Administration Agreement shall continue in effect for successive periods of one year subject to review by the Trustees of the Trust.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, PA 19456. SEI Investments Management Corporation (SIMC), a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CrestFunds, Inc., The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and UAM Funds, Inc. II.

THE SHAREHOLDER SERVICING AGENT

SEI Investments Mutual Funds Services acts as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement. See "The Administrator."

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a registered broker-dealer that is a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). Each Portfolio may also execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.


The Distribution Agreement appoints the Distributor as the exclusive distributor of the Trust's shares and provides that the Trust's shares be sold without a minimum sales quota. The Distribution Agreement is renewable annually and may be terminated at any time by the Distributor, Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto (Qualified Trustees) or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.


No compensation is paid to the Distributor for distribution services.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust. The Trustees and executive officers of the Trust, their respective dates of birth and principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Trustee and executive officer is SEI Investments, Oaks, PA 19456.

JAMES L. BRYAN --61, (7/13/38)-- Trustee--777 E. Campbell Road, Suite 731, Richardson, Texas 75081. President of Texans Credit Union, Richardson, Texas (1974-present).

GARY L. JANACEK --48, (3/30/51)--Trustee--2401 S. 31st Street, Temple, Texas 76508. President of Scott and White Employees Credit Union, Temple, Texas (1977-present).

ARNO J. EASTERLY* --64, (3/25/35)-- Trustee--2701 Village Lane, Bossier City, Louisiana 71112. President of Barksdale Federal Credit Union, Barksdale AFB, Louisiana (1984-present).

DR. MARTHA ROMAYNE SEGER --78, (2/17/21)-- Trustee-4810 E. Scarlett Street, Tucson, Arizona 85711. John M. Olin Distinguished Fellow in the Eller Center for the Study of the Private Market Economy at The University of Arizona, Tucson (1991-present).

MARK E. NAGLE --39, (10/20/59)--President and Chief Executive Officer--President and Senior Vice President of Fund Accounting and Administration of the Administrator since 1998. Vice President of

Fund Accounting and Administration of the Administrator, 1996-1998. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995-November 1996. Senior Vice President and Site Manager, Fidelity Investments (1981-September 1995).

JOHN LEVEN -- 42, (1/2/57)--Controller and Chief Financial Officer--Controller and Chief Financial Officer of the Administrator and the Distributor since 1999. First Data Corp. (1998-1999). FPS Services (1995-1998). Fund/Plan Services, Inc. (1982-1995).

RICHARD W. GRANT --53, (10/25/45)--Secretary--1701 Market Street, Philadelphia, Pennsylvania 19103. Partner of Morgan, Lewis & Bockius LLP (law firm) since 1989, counsel to the Trust, the Administrator, and the Distributor.

FRANCIS C. LEE --50, (12/3/48)--Vice President, Assistant Secretary--President and CEO of Southwest Corporate Federal Credit Union since 1995. Senior Vice President of Operations, Western Corporate Federal Credit Union (1981-1995).

KEVIN P. ROBINS --38, (4/15/61)--Vice-President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994.

SANDRA K. ORLOW --45, (10/18/53)--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1988.

TODD B. CIPPERMAN --33, (2/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), (1994-1995). Associate, Winston & Strawn (law firm), (1991-1994).

LYDIA A. GAVALIS --35, (6/5/64)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counselor and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

LYNDA J. STRIEGEL --50, (10/30/48)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

KATHY HEILIG --40, (12/21/58)--Vice President and Assistant Secretary--Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987-1991. Tax Manager, Arthur Andersen LLP prior to 1987.

JAMES R. FOGGO --35, (6/30/64)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison

(law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees. Compensation of officers of the Trust is paid by the Administrator. The following table shows Trustee compensation for the fiscal year ended May 31, 1999.


                             AGGREGATE         PENSION OR
                         COMPENSATION FROM     RETIREMENT
                           REGISTRANT FOR       BENEFITS        ESTIMATED
                             THE FISCAL        ACCRUED AS        ANNUAL        TOTAL COMPENSATION FROM REGISTRANT
                             YEAR ENDED       PART OF FUND    BENEFITS UPON     AND FUND COMPLEX PAID TO TRUSTEES
                            MAY 31, 1999        EXPENSES       RETIREMENT       FOR THE FISCAL YEAR ENDED MAY 31,
NAME OF PERSON                                                                                1999
-----------------------------------------------------------------------------------------------------------------
Dr. M. R. Seger          $24,000             N/A             N/A              $24,000 for service on 1 board
-----------------------------------------------------------------------------------------------------------------
J. L. Bryan              $4,000              N/A             N/A              $4,000 for service on 1 board
-----------------------------------------------------------------------------------------------------------------
A.J. Easterly            $4,000              N/A             N/A              $4,000 for service on 1 board
-----------------------------------------------------------------------------------------------------------------
G.L. Janacek             $4,000              N/A             N/A              $4,000 for service on 1 board
-----------------------------------------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Purchase and redemption of shares of either Portfolio may be made on any day on which both the NYSE and the Federal reserve wire system are open for business (a Business Day) by placing orders with the Distributor.

The minimum initial investment in either Portfolio of the Trust is $100,000. There is no minimum for subsequent investments.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time, and the Custodian receives federal funds before 12:00 p.m., Eastern time on the next Business Day.

The purchase price of shares of a Portfolio is the net asset value next determined after a purchase order is received by the Trust. The net asset value per share of a Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) on each Business Day. See "Determination of Net Asset Value." Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places.

Shares may be offered only to residents of those states in which such shares are eligible for purchase.

Shareholders who desire to redeem shares of either Portfolio must place their redemption orders prior to 4:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. The redemption price of the shares is the net asset value of the Portfolio next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, as required by the 1940 Act. It is currently the Trust's policy to pay for redemptions in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business for any reason. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. In addition, the Federal Reserve observes the following holidays:
Columbus Day and Veterans' Day.

Purchase and redemption orders may be placed by telephone. The Trust, its transfer agent or sub-agent will not be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust, its transfer agent and sub-agent may each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. The Trust, the Trust's transfer agent or sub-agent may be liable for losses resulting from fraudulent or unauthorized instructions if it does not employ these procedures. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing their redemption orders by other means.

DIVIDENDS

Substantially all of the net investment income (not including capital gains) of each Portfolio is distributed in the form of monthly dividends to Shareholders. Net investment income consists of accrued interest and any general income of the Trust allocated to a Portfolio, less the estimated expenses of such Portfolio and the general expenses of the Trust allocated to such Portfolio during a particular period. Dividends are declared daily, just prior to a determination of net asset value. If a purchase order is placed on the preceding Business Day, shares begin earning dividends on the Business Day federal funds payment is received by the Custodian. If a purchase order and federal funds are received the same Business Day, shares begin earning dividends on the next Business Day. Currently, capital gains of a Portfolio, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined unless the Shareholder has elected at the time of initial investment to take such payments in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change. Dividends and distributions of each Portfolio are paid on a per share basis.

DETERMINATION OF NET ASSET VALUE

As described previously, the net asset value per share of each Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares.

Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by brokers or an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Securities and other assets for which market prices are either (i) not readily available or not obtained, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith under procedures established by the Board of Trustees.

PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The 30-day yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The 30-day yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. See "Computation of Yield."

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. See "Calculation of Total Return."

Each Portfolio's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Indices that may be used include: for the Short-Term Maturity Portfolio, Lipper Short Term U.S. Government Index and 1 year Constant Maturity Treasury Adjustable Rate (CMT); and for the Adjustable Rate Portfolio, Lipper Adjustable Rate Mortgage Index, 1 month London Interbank Offered Rate (LIBOR), 1 year CMT, Effective Fed Funds Rate and 30-day Donoghue Index.

COMPUTATION OF YIELD

The 30-day yield for a Portfolio is calculated by assuming that the income generated by the Portfolio's investment during that 30-day period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:
Yield = 2[((a - b)/(cd)+ 1) TO THE POWER OF 6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the day of the period.

For the 30-day period ended May 31, 1999, the yield for each Portfolio was:
Short-Term Portfolio, 4.95% and Adjustable Rate Portfolio, 4.93%.

CALCULATION OF TOTAL RETURN

Total return will be calculated according to the following formula: P(l + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period. For the fiscal year ended May 31, 1999, the total return for each Portfolio was: Short-Term Maturity Portfolio, 5.67% and Adjustable Rate Portfolio, 4.93%. For the five year period ended
May 31, 1999, the average annual total return for each portfolio was: Short-Term Maturity Portfolio, 6.07% and Adjustable Rate Portfolio, 5.69%. For the period from June 15, 1992 (commencement of operations) through May 31, 1999, the average annual total return for each Portfolio was: Short-Term Maturity Portfolio, 5.03% and Adjustable Rate Portfolio, 5.12%.

FEDERAL TAXES

The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their Shareholders. Credit unions generally are exempt from federal income taxation on income, dividends and capital gains realized as a result of purchasing, holding or redeeming shares of the Trust. Shareholders are, however, urged (but not required) to consult their tax advisors regarding specific questions as to federal, state and local income taxes including, without limitation, issues relating to unrelated business income taxes.

Tax Status of the Portfolios:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolio. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies
(RICs) under the Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gain over short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed annually and will be taxed to Shareholders as long-term capital gain, regardless of how long the

Shareholder has held shares. Each Portfolio will make annual reports to Shareholders of the federal income tax status of all distributions.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities. or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. The Adviser may reimburse the Trust for certain costs incurred. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at corporate rates without any deduction for distributions to its Shareholders.

Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends declared by a Portfolio in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the Shareholder on December 31 of that year, if paid by the Portfolio at any time during the immediately succeeding January.

Sale, exchange or redemption of Portfolio shares is a taxable event to the Shareholder.

STATE TAXES

Income received on direct U.S. obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements may not be exempt from state taxation. Each Portfolio will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult the tax advisors to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Each Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. See "Federal Taxes."

GENERAL INFORMATION

THE TRUST

The Declaration of Trust under which the Trust was organized permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong only to that portfolio and would be subject only to liabilities related thereto.

Each Portfolio pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, registering the shares under federal securities laws, and making notice filings under state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of a Portfolio, each of which represents an equal proportionate interest in that Portfolio with each other share of the Portfolio. Shares are entitled upon liquidation to a pro rata share in the net assets of the respective Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board of Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders incurring financial loss for that reason appears remote because (i) the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable for his or her own willful defaults and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, principal underwriter or custodian. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

VOTING RIGHTS

Each share of a Portfolio held entitles the Shareholder of record to one vote on all matters voted on by the Shareholders of such Portfolio Each Portfolio will vote separately on matters relating solely to that Portfolio. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by a majority vote of the remaining Trustees or by a majority vote of Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting. Voting by proxy is permitted.

REPORTING

The Trust will send to its Shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent public accountants. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Adviser, 7920 Belt Line Road, Suite 1100, Dallas, TX 75240.

PORTFOLIO TRANSACTIONS

The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the transaction cost, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust may pay a minimal transaction cost when the transaction presents no difficulty. Trades are generally made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Longer term debt securities are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads.


The Adviser may place a combined order for two or more accounts or Portfolios engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Portfolio. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Portfolios. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or the Adviser in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor or the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor or the Adviser and the Trust expressly permitting the Distributor or the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of compensation paid to the Distributor or the Adviser and will review these procedures periodically.

The Trust is required to identify any securities of its "regular broker or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year.

5% SHAREHOLDERS

As of September 3, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were owned by the indicated entities both of record and beneficially.

ADJUSTABLE RATE PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas, TX 75240, 89.72%

SHORT-TERM MATURITY PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas, TX 75240, 84.06%

Dyess Federal Credit Union
Attn: Wilson R. Little
P.O. Box 631
Abilene, TX 79604, 10.42%

As of September 3, 1999, Southwest Corporate Federal Credit Union owned of record 89.72% and 84.06% of the outstanding voting securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio, respectively. Southwest Corporate Federal Credit Union has voting or investment power with respect to such voting securities. Consequently, under the 1940 Act, Southwest Corporate Federal Credit Union may be deemed to be a controlling person of the Adjustable Rate Portfolio and Short-Term Maturity Portfolio. To the best of the knowledge of the Trust, Southwest Corporate Federal Credit Union's ownership of such voting securities is for investment only, not for purposes of control, but may materially affect the voting rights of other Shareholders.



COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania serves as counsel to the Trust. Arthur Andersen LLP, Philadelphia, Pennsylvania, serves as the independent public accountants of the Trust.

CUSTODIAN

First Union National Bank (the "Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements of the Trust, incorporated by reference into this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The Trust's audited financial statements and the notes thereto and the Report of the Independent Public Accountants dated July 7, 1999 for the fiscal year ended May 31, 1999, relating to the financial statements and financial highlights of the Trust are incorporated by reference herein. A copy of the Trust's 1999 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

DUFF & PHELPS RATING DEFINITIONS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

FITCH RATING DEFINITIONS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

IBCA RATING DEFINITIONS

AAA Obligations for which there is the lowest expectation of investment risk. CAPACITY FOR TIMELY REPAYMENT OF PRINCIPAL AND INTEREST IS SUBSTANTIAL, SUCH THAT ADVERSE CHANGES IN BUSINESS, ECONOMIC OR FINANCIAL CONDITIONS ARE UNLIKELY TO INCREASE INVESTMENT RISK SUBSTANTIALLY.

AA Obligations for which there is a very low expectation of investment risk. CAPACITY FOR TIMELY REPAYMENT OF PRINCIPAL AND INTEREST IS SUBSTANTIAL. ADVERSE CHANGES IN BUSINESS, ECONOMIC OR FINANCIAL CONDITIONS MAY INCREASE INVESTMENT RISK, ALBEIT NOT VERY SIGNIFICANTLY.

MOODY'S RATING DEFINITIONS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

STANDARD & POOR'S RATINGS GROUP DEFINITIONS

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

THOMSON BANKWATCH RATING DEFINITIONS

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 9

ITEM 23.          Exhibits:

            (a) Agreement and Declaration of Trust (originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2, 1991).*
            (b)     By-Laws (originally filed as Exhibit No. 2 to
                    Registrant's Registration Statement on April 23, 1992).*
            (c)     Not Applicable.
            (d) Investment Advisory Agreement between Registrant and Southwest Corporate Federal Credit Union dated May 1, 1992.*
            (e)     Distribution Agreement between Registrant and SEI
                    Financial Services Company dated May l, 1992.*
            (f)     Not Applicable.
            (g) Custodian Agreement between Registrant and CoreStates Bank N.A. dated May 1, 1992.*
            (h)(1) Administration Agreement between Registrant and SEI Financial Management Corporation dated April 30, 1996.*
            (h)(2) Assignment and Assumption Agreement between SEI Financial Management Corporation and SEI Financial Resources dated
                    May 31, 1996.*
            (h)(3) Consent of Assignment and Assumption between Registrant and SEI Financial Management Corporation dated April 8, 1997.**

            (h)(4) Amended schedule to the Administration Agreement between CUFUND and SEI Investments Mutual Funds Services, dated October 26, 1998, filed herewith.


            (i)     Opinion and Consent of Counsel filed herewith.


            (j)     Consent of Independent Public Accountants filed herewith.

            (k)     Not Applicable.
            (l)     Not Applicable.
            (m)     Not Applicable.
            (n)     Not Applicable.
            (o)     Not Applicable.
            (p) Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno J. Easterly, Martha Romayne Seger, and Mark E. Nagle dated September 23, 1998.***

----------------------------------------------------
* Incorporated by reference to Post-Effective Amendment No. 5, as filed on September 27, 1996.
** Incorporated by reference to Post-Effective Amendment No. 6, as filed on September 26, 1997.
*** Incorporated by reference to Post-Effective Amendment No. 8, as filed on July 30, 1999.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         See the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the Distributor of the Registrant, SEI Investments Distribution Co. and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

ITEM 25.  INDEMNIFICATION:

         Article VIII of the Agreement and Declaration of Trust (originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2,
1991) is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

         Other business, profession, vocation or employment of a substantial nature in which the Adviser and each director or officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity or director, officer, employee, partner or trustee are as follows:

         Name and Position                            Name of                                       Connection with
           with Adviser                            Other Company                                     Other Company
         -----------------                         -------------                                     --------------
Francis C. Lee, President                   None                                                               None
Arno J. Easterly, Director                  Barksdale Federal Credit Union,                               President
                                            Barksdale AFB, LA
Patricia A. Mott, Secretary                 Arlington Federal Credit Union, Arlington, TX                 President
Joe G. Thornton, Director                   The Teachers Federal Credit Union, Texarkana, TX              President
W.E. Ferrett, Director                      Texaco P.A.W. Employees Federal Credit Union,                 President
                                            Port Arthur, TX
Brent Taylor                                Weokie Credit Union                Vice President/Chief
                                            Oklahoma City, OK                                Financial Officer
Jimmy O. Junkin, Director                   Randolph-Brooks Federal Credit Union          Chief Financial Officer
                                            Universal City, TX
Sarah S. Mosley, Director                   Telcoe Federal Credit Union, Little Rock, AR                  President
David R. Seely, Chairman                    Kirtland Federal Credit Union,                                President
                                            Albuquerque, NM
Gerald W. Gurney, Director                  Texans Credit Union, Dallas, TX            Sr. Exec.VicePresident/Chief
                                                                                       Operating Officer
Jo Anne Beck,  Senior Vice President        None                                                               None
John P. Cassidy, Chief Financial Officer    None                                                               None
Bruce M. Fox, Chief Investment Officer.     None                                                               None
Bob L. Rehm, Senior Vice President          None                                                               None
Brent W. Smith, Senior Vice President       None
Lou Ann Haslett, Vice President             Oklahoma Corporate Federal Credit Union                       President
Vahid G. Parvazi, Vice President            None                                                               None

ITEM 27.  PRINCIPAL UNDERWRITERS:

     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

           Registrant's distributor, SEI Investments Distribution Co. ("the Distributor"), acts as distributor for:

           SEI Daily Income Trust                         July 15, 1982
           SEI Liquid Asset Trust                         November 29, 1982
           SEI Tax Exempt Trust                           December 3, 1982
           SEI Index Funds                                July 10, 1985
           SEI Institutional Managed Trust                January 22, 1987
           SEI Institutional International Trust          August 30, 1988
           The Advisors' Inner Circle Fund                November 14, 1991
           The Pillar Funds                               February 28, 1992
           CUFUND                                         May 1, 1992
           STI Classic Funds                              May 29, 1992
           First American Funds, Inc.                     November 1, 1992
           First American Investment Funds, Inc.          November 1, 1992
           The Arbor Fund                                 January 28, 1993
           Boston 1784 Funds-Registered Trademark-        June 1, 1993
           The PBHG Funds, Inc.                           July 16, 1993
           Morgan Grenfell Investment Trust               January 3, 1994
           The Achievement Funds Trust                    December 27, 1994
           Bishop Street Funds                            January 27, 1995
           CrestFunds, Inc.                               March 1, 1995
           STI Classic Variable Trust                     August 18, 1995
           ARK Funds                                      November 1, 1995
           Huntington Funds                               January 11, 1996
           SEI Asset Allocation Trust                     April 1, 1996
           TIP Funds                                      April 28, 1996
           SEI Institutional Investments Trust            June 14, 1996.
           First American Strategy Funds, Inc.            October 1, 1996
           HighMark Funds                                 February 15, 1997
           Armada Funds                                   March 8, 1997.
           PBHG Insurance Series Fund, Inc.               April 1, 1997
           The Expedition Funds                           June 9, 1997
           Alplha Select Funds                            January 1, 1998
           Oak Associates Funds                           February 27, 1998
           The Nevis Fund, Inc.                           June 29, 1998
           The Parkstone Group of Funds                   September 14, 1998
           CNI Charter Funds                              April 1, 1999
           The Parkstone Advantage Fund                   May 1, 1999

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is SEI Investments, Oaks, PA 19456.

                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       -------------------                                          ---------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Henry H. Greer             Director                                                              --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Gilbert L. Beebower        Executive Vice President                                              --
Richard B. Lieb            Executive Vice President                                              --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Larry Hutchison            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
Barbara J. Moore           Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President & General Counsel                      Vice President &
                                                                                        Assistant Secretary
Patrick K. Walsh           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
Gordon W. Carpenter        Vice President                                                        --
Todd Cipperman             Vice President & Assistant Secretary                          Vice President &
                                                                                        Assistant Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Vic Galef                  Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                           Vice President &
                                                                                          Assistant Secretary
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                Vice President &
                                                                                        Assistant Secretary
Jeff Jacobs                Vice President                                                        --
Samuel King                Vice President                                                        --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Carolyn McLaurin           Vice President & Managing Director                                    --
W. Kelso Morrill           Vice President                                                        --
Mark Nagle                 Vice President                                                     President
Joanne Nelson              Vice President                                                        --
Joseph M. O'Donnell        Vice President & Assistant Secretary                           Vice President &
                                                                                        Assistant Secretary
Cynthia M. Parrish         Vice President & Assistant Secretary                                  --
Kim Rainey                 Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Mark Samuels               Vice President & Managing Director                                    --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --



Kathryn L. Stanton         Vice President & Assistant Secretary                                  --
Lynda J. Striegel          Vice President & Assistant Secretary                            Vice President &
                                                                                         Assistant Secretary
Lori L. White              Vice President & Assistant Secretary                                  --
Wayne M. Withrow           Vice President & Managing Director                                    --


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS:

         Books or other documents required to be maintained by Section 31(a) of the Investment company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:

               (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
         (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                        First Union National Bank
                        Broad and Chestnut Streets
                        P.O. Box 7618
                        Philadelphia, Pennsylvania 19101

               (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C)
         and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the
         required books and records are maintained at the offices of Registrant's Administrator:

                        SEI Investments Mutual Funds Services
                        Oaks, PA  19456

               (d) With respect to Rules 31a-(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the offices of Registrant's Adviser:

                        Southwest Corporate Federal Credit Union
                        7920 Belt Line Road, Suite 1100
                        Dallas, TX  75240

ITEM 29.  MANAGEMENT SERVICES:  None.

ITEM 30.  UNDERTAKINGS.

         None.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust of CUFUND is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration
Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-44293 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of September, 1999.


                                     CUFUND

                                     By          *
                                       ---------------------------
                                            Mark E. Nagle
                                            President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

                  *                                  Trustee                        September 28, 1999
------------------------------------------
James L. Bryan

                  *                                  Trustee                        September 28, 1999
------------------------------------------
Gary L. Janacek

                  *                                  Trustee                        September 28, 1999
------------------------------------------
Arno J. Easterly

                  *                                  Trustee                        September 28, 1999
------------------------------------------
Dr. Martha Romayne Seger

                  *
------------------------------------------           President                      September 28, 1999
Mark E. Nagle

/s/ John Leven
------------------------------------------           Controller &                   September 28, 1999
John Leven                                           Chief Financial Officer

*By  /s/ Kevin Robins
    --------------------------------------
         Kevin P. Robins
         Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT                             NAME

EX-99.A        Agreement and Declaration of Trust (originally filed as Exhibit
               No. 1 to Registrant's Registration Statement on December 2,
               1991).*
EX-99.B        By-Laws (originally filed as Exhibit No. 2 to Registrant's
               Registration Statement on April 23, 1992).*
EX-99.D        Investment Advisory Agreement between Registrant and Southwest
               Corporate Federal Credit Union dated May 1, 1992.*
EX-99.E        Distribution Agreement between Registrant and SEI Financial
               Services Company dated
               May l, 1992.*
               Not Applicable.
EX-99.G        Custodian Agreement between Registrant and CoreStates Bank N.A.
               dated May 1, 1992.*
EX-99.H.1      Administration Agreement between Registrant and SEI Financial
               Management Corporation dated
               April 30, 1996.*
EX-99.H.2      Assignment and Assumption Agreement between SEI Financial
               Management Corporation and SEI Fund Resources dated May 31,
               1996.*
EX-99.H.3      Consent of Assignment and Assumption between Registrant and SEI
               Financial Management
               Corporation dated April 8, 1997.**
EX-99.H.4      Amended schedule to the Administration Agreement between CUFUND and SEI Investments Mutual Funds Services, dated October 26,
               1998, filed herewith.
EX-99.I        Opinion and Consent of Counsel filed herewith.
EX-99.J        Consent of Independent Public Accountants filed herewith.
EX-99.P        Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno J.
               Easterly, Martha Romayne Seger, and Mark E. Nagle dated
               September 23, 1998.***


---------------------------------------------
* Incorporated by reference to Post-Effective Amendment No. 5, as filed on September 27, 1996.
** Incorporated by reference to Post-Effective Amendment No. 6, as filed on September 26, 1997.
*** Incorporated by reference to Post-Effective Amendment No. 8, as filed on July 30, 1999.